                                                                   Exhibit 10.36

                                                                [IBM LOGO]

                                                             5600 Cottle Road
                                                         San Jose, CA 95193 0001

September 4, 2002

Brocade Communications Systems, Inc.
1901 Guadalupe Parkway
San Jose, CA 95131

Attention: Mr. Patrick Johnston

Subject: Amendment 8 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Patrick:

This letter (the "Amendment") serves as Amendment Number 8 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1. Modify the third sentence in the first paragraph of the SOW#1 to read as follows:

         "The Term of this SOW #1 shall be effective from April 15, 1999 to December 31, 2003 , and shall automatically renew for another term of one (1) year unless either party gives written notice (90) days prior to the termination of this Agreement, this process will be repeated for up to two (2) additional years."

2. Section 1.0, "Product Description", modify the first sentence to read as follows:

         "Except as provided in the next sentence, and, effective until December 31, 2002, Buyer agrees to purchase from Supplier substantially all of its [*] or any [*] assuming substantially the same requirements for IBM-logoed versions of 16-port and 32-port fibre channel switches provided, however, that [*] remains [*] (the term [*] meaning that the [*] does not [*] of the then [*] products of [*] sold in [*] to OEM Customers), and that switches provided by Supplier continue to meet the agreed to quality, schedule and supply requirements specified in the Agreement."

3. Delete the table in Section 1.1, "Specifications," and replace as follows:

IBM SPECIFICATION/ATTACHMENTS
(IF APPLICABLE)                 ENGINEERING CHANGE LEVEL                 DESCRIPTION
-----------------------------   ------------------------   ----------------------------------------------
           [*]                  Version 1.0                SilkWorm 2000 Family Product Specification
                                                           90-0000001-01
-----------------------------   ------------------------   ----------------------------------------------
           [*]                  Dated 8/06/2001            Supplier Quality Attachment
-----------------------------   ------------------------   ----------------------------------------------
           [*]                  Version 10                 Packaging and Materials Handling Specification
-----------------------------   ------------------------   ----------------------------------------------
           [*]                  Dated 10/17/00             IBM CSP Requirements
-----------------------------   ------------------------   ----------------------------------------------
           [*]                  Version 2.0                Brocade Fabric OS Publication 53-0001487-03
-----------------------------   ------------------------   ----------------------------------------------
           [*]                  Version 2.1                Brocade WebTools Reference Manual Publication
                                                           53-0001490-02
-----------------------------   ------------------------   ----------------------------------------------
           [*]                  Version 2.0                Brocade Zoning Reference Manual Publication
                                                           53-0001488-02
-----------------------------   ------------------------   ----------------------------------------------
           [*]                  Version 1.0                SilkWorm 3800 Product
                                                           Specification - 90-0000077-01
-----------------------------   ------------------------   ----------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                Version date July 2002     SilkWorm 3900 Product Specification -
                                                           79-0000002-01
-----------------------------   ------------------------   ----------------------------------------------
                                Version 1.0                SilkWorm 3200 Product Specification
                                                           Reference 90-0000077-01
-----------------------------   ------------------------   ----------------------------------------------
                                Version A                  SilkWorm 12000 Product
                                                           Specification 79-0000001-01
-----------------------------   ------------------------   ----------------------------------------------
                                Dated 05/01/02             2109-M12, CTO Training Workbook
-----------------------------   ------------------------   ----------------------------------------------
                                V. 4-09-02                 "SW12000" Port Card Installation Guidelines
-----------------------------   ------------------------   ----------------------------------------------

4. Delete pricing table in its entirety in Section 2.1, "Pricing" and replace with the following:

IBM P/N / NUMA-Q
      P/N           BROCADE P/N             DESCRIPTION               UNIT PRICE
----------------    -----------     -------------------------------   ----------
      [*]               [*]         8-Port Fibre Channel Switch          [*]
                                    Single Power Supply (SW2400)
                                    Includes SES, Web tools, Zoning
                                    and Fabric Watch - whole unit
                                    switch Product
----------------    -----------     -------------------------------   ----------
      [*]               [*]         16 Port Fibre Channel                [*]
                                    Switch Single Power Supply
                                    (SW2800) Includes SES, Web
                                    tools, Zoning and Fabric
                                    Watch - whole unit switch
                                    Product
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Silkworm 2000 Power Supply           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Mainboard, SW 2400 (8-port)          [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fan Tray, SW 2400 (8-port)           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Chassis, SW 2400   (8-port)          [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Mainboard, SW 2800 (16-port)         [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fan Tray, SW 2800 (16-port)          [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Chassis, SW 2800 (16-port) with      [*]
                                    operator panel / LCD
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Quick Loop License                   [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fabric Watch License                 [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Extended Fabrics                     [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Extended Fabrics                     [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Remote Switch                        [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Remote Switch                        [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         8 Port Fibre Channel Switch          [*]
                                    Single Power Supply (SW3200)
----------------    -----------     -------------------------------   ----------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Includes Web Tools
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Full Fabric Upgrade Includes         [*]
                                    Zoning and Fabric Watch
----------------    -----------     -------------------------------   ----------
      [*]               [*]         16 Port Fibre Channel                [*]
                                    Switch Single Power
                                    Supply (SW3800)
                                    Includes Web tools, Zoning and
                                    Fabric Watch - whole unit
                                    switch Product
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fan (SW3800)                         [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Power Supply (SW3800)                [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Mainboard FRU (SW3800)               [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         32 Port Fibre Channel                [*]
                                    Switch Double Power Supply
                                    (SW3900)Includes, Webtools,
                                    Zoning, Fabric Watch, Trunking,
                                    and Performance Monitor - whole
                                    unit switch Product
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fan (SW3900)                         [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Power Supply (SW3900)                [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Mainboard FRU (SW3900)               [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         LUN Zoning                           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         LUN Zoning                           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         LUN Zoning                           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Advanced Security                    [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Advanced Security                    [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Advanced Security                    [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Performance Bundle (Trunking         [*]
                                    and Performance Monitoring)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Performance Bundle (Trunking         [*]
                                    and Performance Monitoring)
----------------    -----------     -------------------------------   ----------
      [*]               [*]         32 Port Fibre Channel Core           [*]
                                    Switch (SW12000) Includes 2
                                    Stiletto Port Blades, 2 CP
                                    Blades, 4 Power Supplies, 3
                                    Blowers, 6 Port Blade Filler
                                    Panels, 1 Cable Management
                                    Pillar, Fabric OS, Advanced Web
                                    Tools, Advanced Zoning, Fabric
                                    Watch,
----------------    -----------     -------------------------------   ----------

* Certain in formation on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Performance Monitoring,
                                    Trunking.
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Rack Mounting Kit 14U, FRU           [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Switch Blade 16 port, 2GB            [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Chassis Door, Includes Plastic       [*]
                                    and Metal door Components and
                                    IBM Front Badge
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Control Processor Blade              [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Stiletto Port Blade Slot Filler      [*]
                                    Panel, SW12000, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Power Supply, 180-264VAC,            [*]
                                    1000W, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Blower Assembly, FRU                 [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Cable Management Pillar, FRU         [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         WWN Card                             [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Power Plug, Switch and               [*]
                                    Distribution Panel
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Chassis FRU includes backplane,      [*]
                                    blower and power supply
                                    backplane, AC and blower
                                    harness.
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Rear WWN Bezel Assy                  [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Cable Management Tray                [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord, FRU                   [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord, UK/Ireland,           [*]
                                    250V, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord, Cont. Europe          [*]
                                    CEE7/7, FRU
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord, AUST/INZ, 250V        [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         AC Power Cord, Intl IEC              [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Remote Switch software               [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Extended Fabric software             [*]
----------------    -----------     -------------------------------   ----------
      [*]               [*]         Fabric Manager 3.x                   [*]
----------------    -----------     -------------------------------   ----------

All prices are in U.S. dollars.

5. Section 9.3, "Post Warranty Services," "Pricing" delete in its entirety and replace with the following:

         "Post Warranty repair (CSP) pricing for the items set forth below shall be [*] the amount set forth in the column designated "Post Warranty Repair Price" or [*].


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      POST WARRANTY
IBM P/N             BROCADE P/N              DESCRIPTION              REPAIR PRICE
----------------    -----------     -------------------------------   -------------
      [*]               [*]         Mainboard, SW 2400, 8 port             [*]
----------------    -----------     -------------------------------   -------------
      [*]               [*]         Mainboard, SW 2800, 16 port            [*]
----------------    -----------     -------------------------------   -------------
      [*]               [*]         8 Port FC Switch
----------------    -----------     -------------------------------   -------------
      [*]               [*]         Mainboard, SW 3800, 16 port
----------------    -----------     -------------------------------   -------------
      [*]               [*]         Mainboard, SW 3900, 32 port            [*]
----------------    -----------     -------------------------------   -------------
      [*]               [*]         Port Blade
----------------    -----------     -------------------------------   -------------
      [*]               [*]         CP Blade
----------------    -----------     -------------------------------   -------------
      [*]               [*]         Chassis
----------------    -----------     -------------------------------   -------------

         Products returned to Supplier will include a description of the failure specified on the RMA field return form provided that such form is included by Supplier with each FRU shipment. If the total quantity of Product returned to Supplier over the previous [*] (which shall include [*]), Buyer will [*] Product [*] in accordance with Section 9.2 The [*] to repair a returned Product shall not [*].

         In the event Supplier determines, in good faith, that a Product returned for repair is unrepairable, Buyer may purchase a replacement FRU [*]. All other FRUs that are not listed in this Section 9.3, "Pricing" have been determined by Supplier to be non-repairable. Any change in [*] shall be as [*] by the Parties.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                     ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES             BROCADE COMMUNICATIONS SYSTEMS, INC.
CORPORATION
By:____________________________             By:_________________________________
Authorized Signature       Date             Authorized Signature            Date

_______________________________             ____________________________________
Type or Print Name                          Type or Print Name

_______________________________             ____________________________________
Title & Organization                        Title & Organization

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.